Exhibit B.9

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.

Date: December 26, 2017

CHARLES F. DOLAN, individually, and as Trustee of the Charles F. Dolan 2016 Grantor Retained Annuity Trust #1A and a Trustee of the Charles F. Dolan 2009 Revocable Trust

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Charles F. Dolan

HELEN A. DOLAN, individually, and as Trustee of the Helen A. Dolan 2016 Grantor Retained Annuity Trust #1A and a Trustee of the Helen A. Dolan 2009 Revocable Trust

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Helen A. Dolan

JAMES L. DOLAN, individually

/s/ James L. Dolan
James L. Dolan

THOMAS C. DOLAN, individually

/s/ Thomas C. Dolan
Thomas C. Dolan

PATRICK F. DOLAN, individually

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Patrick F. Dolan

MARIANNE E. DOLAN WEBER, individually

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Marianne E. Dolan Weber

DEBORAH A. DOLAN-SWEENEY, individually, and as Trustee of the Marianne E. Dolan Weber 2012 Descendants Trust and the Patrick F. Dolan 2012 Descendants Trust

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Deborah A. Dolan-Sweeney

KATHLEEN M. DOLAN, individually, and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Patrick F. Dolan, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan, and as Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust

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Kathleen M. Dolan

CHARLES F. DOLAN 2009 REVOCABLE TRUST

/s/ Brian G. Sweeney
By: Brian G. Sweeney, Trustee

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By: Charles F. Dolan, Trustee

HELEN A. DOLAN 2009 REVOCABLE TRUST

/s/ Brian G. Sweeney
By: Brian G. Sweeney, Trustee

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By: Helen A. Dolan, Trustee

CHARLES F. DOLAN CHILDREN TRUST FBO KATHLEEN M. DOLAN

CHARLES F. DOLAN CHILDREN TRUST FBO JAMES L. DOLAN

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By: Paul J. Dolan, Trustee

CHARLES F. DOLAN CHILDREN TRUST FBO MARIANNE DOLAN WEBER

CHARLES F. DOLAN CHILDREN TRUST FBO THOMAS C. DOLAN

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By: Matthew J. Dolan, Trustee

CHARLES F. DOLAN CHILDREN TRUST FBO DEBORAH DOLAN-SWEENEY

CHARLES F. DOLAN CHILDREN TRUST FBO PATRICK F. DOLAN

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By: Mary S. Dolan, Trustee

KATHLEEN M. DOLAN 2012 DESCENDANTS TRUST

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By: Mary S. Dolan, Trustee

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By: Paul J. Dolan, Trustee

CFD 2009 FAMILY TRUST FBO KATHLEEN M. DOLAN

CFD 2009 FAMILY TRUST FBO DEBORAH A. DOLAN-SWEENEY

CFD 2009 FAMILY TRUST FBO MARIANNE E. DOLAN WEBER

CFD 2009 FAMILY TRUST FBO PATRICK F. DOLAN

CFD 2009 FAMILY TRUST FBO THOMAS C. DOLAN

CFD 2009 FAMILY TRUST FBO JAMES L. DOLAN

CFD 2010 GRANDCHILDREN TRUST FBO DESCENDANTS OF KATHLEEN M. DOLAN

CFD 2010 GRANDCHILDREN TRUST FBO DESCENDANTS OF DEBORAH A. DOLAN-SWEENEY

CFD 2010 GRANDCHILDREN TRUST FBO DESCENDANTS OF MARIANNE E. DOLAN WEBER

CFD 2010 GRANDCHILDREN TRUST FBO DESCENDANTS OF PATRICK F. DOLAN

CHARLES F. DOLAN 2012 DESCENDANTS TRUST

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By: Mary S. Dolan, Trustee

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By: David M. Dolan, Trustee

DEBORAH A. DOLAN-SWEENEY 2012 DESCENDANTS TRUST

/s/ Brian G. Sweeney
By: Brian G. Sweeney, as Trustee

CFD 2010 GRANDCHILDREN TRUST FBO AIDAN DOLAN

CFD 2010 GRANDCHILDREN TRUST FBO QUENTIN DOLAN

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By: Kristin A. Dolan, as Trustee

DAVID M. DOLAN, as a Trustee of the CFD 2009 Family Trust FBO James L. Dolan, the CFD 2009 Family Trust FBO Thomas C. Dolan, the CFD 2009 Family Trust FBO Patrick F. Dolan, the CFD 2009 Family Trust FBO Kathleen M. Dolan, the CFD 2009 Family Trust FBO Marianne E. Dolan Weber, the CFD 2009 Family Trust FBO Deborah A. Dolan-Sweeney, the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, the CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney, the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, the CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan and the Charles F. Dolan 2012 Descendants Trust

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David M. Dolan

MARY S. DOLAN, as a Trustee of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Patrick F. Dolan, the Kathleen M. Dolan 2012 Descendants Trust, the CFD 2009 Family Trust FBO James L. Dolan, the CFD 2009 Family Trust FBO Thomas C. Dolan, the CFD 2009 Family Trust FBO Patrick F. Dolan, the CFD 2009 Family Trust FBO Kathleen M. Dolan, the CFD 2009 Family Trust FBO Marianne E. Dolan Weber, the CFD 2009 Family Trust FBO Deborah A. Dolan-Sweeney, the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, the CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney, the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, the CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan and the Charles F. Dolan 2012 Descendants Trust

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Mary S. Dolan

*By:	/s/ Brian G. Sweeney
Brian G. Sweeney
as Attorney-in-Fact